
COMMON SHARES Shares
                  OF BENEFICIAL INTEREST

Number            PAR VALUE $.001

                  ORGANIZED UNDER THE LAWS
                  OF THE STATE OF DELAWARE

                  The Shares represented by this certificate may not be owned or         THIS CERTIFICATE
                  transferred, directly or indirectly, by or to (I) the United           IS TRANSFERABLE IN
                  States, or any state or political subdivision thereof, any             BOSTON OR IN NEW YORK CITY
                  foreign government, any international organization, or any
                  agency or instrumentality of any of the foregoing, (II) any            CUSIP
                  organization (other than a farmer's cooperative described in           SEE REVERSE FOR CERTAIN DEFINITIONS
                  ss. 521 of the Internal Revenue Code of 1988, as amended (the
                  "Code")) that is exempt from the tax imposed by 28 U.S.C.
                  ss.ss. 1-1399 and not subject to the tax imposed by 28 U.S.C.
                  ss. 511; or (III) any rural electric or telephone cooperative described in ss. 1381(A)(2)(C) of the Code.

                 BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II

         THIS CERTIFIES THAT


         IS THE OWNER OF

      FULLY PAID AND NONASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF


     BlackRock California Municipal Income Trust II, transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Trust, as amended from time to time, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

          Witness the facsimile signatures of the duly authorized officers of the Trust.

     DATED:

     COUNTERSIGNED AND REGISTERED:
        EQUISERVE TRUST COMPANY N.A.
                      (BOSTON)
BY         TRANSFER AGENT AND REGISTRAR



            AUTHORIZED SIGNATURE            SECRETARY               PRESIDENT





         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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

         TEN COM   -   as tenants in common                UNIF GIFT MIN ACT--..............Custodian..............
         TEN ENT   -   as tenants by the entireties                               (Cust)               (Minor)
         JT TEN    -   as joint tenants with right
                       of survivorship and not as                               Act................................
                       tenants in common                                                      (State)


     Additional abbreviations may also be used though not in the above list.


For Value Received _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
        (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

________________________________________________________________________________



________________________ Common Shares of Beneficial Interest represented by the within Certificate and do hereby irrevocably constitute and appoint

_________________________Attorney to transfer the said shares on the books of the within- named Trust, with full power of substitution in the premises.

Dated_______________

                                      X_________________________________________

                                      X_________________________________________

                              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By___________________________________________________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.


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